UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                         Date of Report: August 28, 2004
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                           (Date of earliest reported)

                                    000-29743
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                            (Commission file number)

                        INTERNAL HYDRO INTERNATIONAL INC
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        (Exact name of small business issuer as specified in its charter)

          Nevada                                                88-0409143
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 (State or other jurisdiction                                 (IRS Employer
of incorporation or organization)                           Identification No.)

            607 W. MARTIN LUTHER KING Jr. Blvd., TAMPA, FLORIDA 33603
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               (Address of principal executive offices) (Zip Code)

                                  813-231-7122
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                           (Issuer's telephone number)


Item 8.1 OTHER EVENTS

     On August 28, 2004, the Board of Directors (the Board) of the Company voted on, and passed a resolution which which is revoking the earlier announcement and order for a forward split of the shares. Based upon recent conditions and changes the Board has concluded that it is in the best interest of the shareholders not to effect the forward split which was to become effective at the close of business on August 30, 2004, local (EST) time. The company will effect the authorized shares for the company to be set at 200,000,000 shares as announced for August 30, 2004.


Pursuant to the requirements of the Securities Exchange Act of registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTERNAL HYDRO INTERNATIONAL, Inc.
                                     By:

August 29, 2004                         /s/ Craig A. Huffman
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                                            Craig A. Huffman
                                            Chief Executive Officer & President